IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

iShares Trust

Supplement dated October 5, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus for each of the iShares Emerging Markets Dividend ETF dated September 1, 2020, iShares MSCI Emerging Markets Min Vol Factor ETF and iShares MSCI Global Min Vol Factor ETF, each dated December 30, 2019 (as revised August 17, 2020), and iShares MSCI USA Momentum Factor ETF dated November 29, 2019 (as revised August 17, 2020) and for the and Statement of Additional Information for the iShares Emerging Markets Dividend ETF dated September 1, 2020

(each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for each Fund.

Each Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940, in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if a Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of its Underlying Index. Each Fund discloses its portfolio holdings and weightings at www.iShares.com.

Change in each Fund’s “Principal Investment Strategies”

The section of each Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is amended to add the following to the end of the section:

Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

Change in each Fund’s “Summary of Principal Risks”

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to add the following:

Non-Diversification Risk. To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

Change in each Fund’s “Performance Information”

The fourth sentence of the first paragraph of the section of each Fund’s Summary Prospectus and Prospectus entitled “Performance Information” is hereby deleted.

Change in each Fund’s “A Further Discussion of Principal Risks”

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is amended to add the following:

Non-Diversification Risk. To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

The first paragraph of the section of the iShares Emerging Markets Dividend ETF’s SAI entitled “Diversification Status” is hereby deleted and replaced with the following:

The Fund intends to be diversified in approximately the same proportion as its Underlying Index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. However, while the Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index and such a change does not require shareholder approval.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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